UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           __________________________

                                   FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934
                           _________________________

      Date of Report (Date of earliest event reported): November 30, 2004

                                 MERISEL, INC.
            (Exact name of registrant as specified in its charter)

             Delaware             01-17156              95-4172359
           (State or other        (Commission       (I. R. S. Employer
           jurisdiction  of       File Number)      identification No.)
           incorporation)

        200 Continental Boulevard              90245-0948
          El Segundo, California               (Zip Code)
          (Address of principal
            executive offices)
                           __________________________

    Registrant's telephone number, including area code: (310) 615-3080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below) :

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
___Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy A Continued Listing Rule Or Standard; Transfer of Listing.

     On November 30, 2004, Merisel, Inc. (the "Company") received a notice from the staff of the Nasdaq Stock Market (the "Staff") that the Nasdaq Listing Qualifications Panel (the "Panel") will consider the Company's failure to file a timely Form 10-Q for the quarterly period ended September 30, 2004 as required by Nasdaq Marketplace Rule 4310(c)(14) in its determination whether to delist the Company's common stock. Marketplace Rule 4310(c)(14) requires the Company to file copies of any report required by the Securities and Exchange Commission (SEC) on or prior to the date set by the SEC.

     As requested by the Staff, on December 3, 2004, the Company issued a press release regarding its receipt of the letter from the Staff (see Item 7.01 below), and will submit a letter to the Panel on or prior to December 7, 2004 to address the Company's delinquency with respect to its Form 10-Q filing.


Item 7.01  Regulation FD Disclosure.

     On December 3, 2004, the Company issued a press release indicating that it had received a notice from the Staff that the Panel will consider the company's failure to file a timely 10-Q for the quarterly period ended September 30, 2004 in its consideration of the Company's appeal of the Panel's decision to delist the Company's common stock. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as
Exhibit 99.1.

     Note: The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


Item 8.01  Other Events.

     On December 2, 2004, the Company issued a press release announcing that on November 30, 2004 it had filed litigation against its former President and Chief Executive Officer, Timothy Jenson. Tina Wurtz, Craig Wurtz, John Low, D&H Services, LLC, and TDH Enterprises, LLC also were named as defendants. The lawsuit alleges, among other things, fraud in connection with the sale of the Company's software licensing business, including its notes and real property assets, to D&H Services, LLC, in exchange for the assumption of certain liabilities and a nominal amount of cash. The Company seeks rescission of the sale to D&H Services, LLC and compensatory and punitive damages.

     A copy of such press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit 99.1- Press Release of Merisel, Inc. dated December 3, 2004.
     Exhibit 99.2- Press Release of Merisel, Inc. dated December 2, 2004.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 MERISEL, INC.

                                 /s/ Allyson Vanderford
Date: December 3, 2004           By: _____________________________
                                 Name:    Allyson Vanderford
                                 Title:   Vice President, Finance and Treasurer


EXHIBIT INDEX

---------------------------------- ------------------------------------
Exhibit Number                     Exhibit Description
---------------------------------- ------------------------------------
---------------------------------- ------------------------------------
99.1                               Press Release of Merisel, Inc. dated
                                   December 3, 2004
---------------------------------- ------------------------------------
99.2                               Press Release of Merisel, Inc. dated
                                   December 2, 2004
---------------------------------- ------------------------------------
